UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported: August 25, 2008)

INNOPHOS HOLDINGS, INC. (exact names of registrants as specified on their charters)

Delaware	001-33124	20-1380758
(states or other jurisdictions	(Commission File numbers)	(IRS Employer Identification Nos.)
of incorporation)
259 Prospect Plains Road
Cranbury, New Jersey 08512
(Address of Principal Executive Officer, including Zip Code)

(609) 495-2495

(Registrants' Telephone Number, Including Area Code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items.

On August 29, 2008, the Registrant issued a press release concerning a development in pending litigation. The press release is filed as Exhibit 99.1 to this current report, and the text of the release is herein incorporated by reference in response to this item.

Exhibit No.	Description
99.1	Press release of Innophos Holdings, Inc. dated August 29, 2008 announcing a favorable decision by the Mexican Court of Fiscal & Administrative Justice.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

Dated	August 29, 2008	By	/s/ William N. Farran
		Name:	William N. Farran
		Title:	Vice President and General Counsel